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                                                                   EXHIBIT 10.43

                           FIRST AMENDMENT TO SUBLEASE

                  This First Amendment to Sublease (this "Amendment") dated as of the 5th day of June, 2002 by and between CHARLES SCHWAB & CO., INC. ("Sublandlord"), having an office at 101 Montgomery Street, San Francisco, California 94104, and INSTINET GROUP INCORPORATED ("Subtenant"), having an office at 3 Times Square, New York, New York 10036.

                              W I T N E S S E T H:

      WHEREAS, Sublandlord, as sublandlord, and Subtenant, as subtenant, are parties to that certain Sublease (the "Sublease"), dated as of December 18, 2001, for a portion of the Ground Floor Space, a portion of the Mezzanine Space and the entire rentable space on floors 9, 10, 11 and 15 (being the 14th level without regard to the Mezzanine Space, there being no 13th floor designated in the Building) in the building known as Plaza X, Harborside, Jersey City, New Jersey (the "Building"); and

      WHEREAS, Sublandlord and Subtenant desire to amend the Sublease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

A. All capitalized terms used herein without definition and defined in the Sublease are used herein with the meaning assigned to such terms in the Sublease.

B. The Subleased Mezzanine Space shall be relocated, and there shall be substituted for Exhibit B to the Sublease relating to the Subleased Mezzanine Space a revised Exhibit B, dated May 15, 2002, relating to the Subleased Mezzanine Space, in the form attached hereto as Exhibit B. As a result of the change in the RSF of the Subleased Mezzanine Space, (i) there shall be substituted for Exhibit B-1 to the Sublease a revised Exhibit B-1, in the form attached hereto as Exhibit B-1, and (ii) there shall be substituted for the schedule of Subleased Mezzanine Space Fixed Rent Rates in Exhibit C to the Sublease a revised schedule of Subleased Mezzanine Space Fixed Rent Rates in Exhibit C, in the form attached hereto as Exhibit C.

C. The last sentence of Section 2.1(g) of the Sublease shall be replaced by the following:

      "Based on such usage of the Ground Floor Space and Mezzanine Space by Subtenant, the parties agree that the Subleased Ground Floor Space constitutes 1.79% thereof, or 347 RSF of the 19,368 RSF of the entire Ground Floor Space and Subleased Mezzanine Space constitutes 33.04% thereof, or 5,436 RSF of the 16,455 RSF of the entire Mezzanine Space."

D.    In connection with the relocation of the Subleased Mezzanine Space,
      Subtenant's
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      emergency generators and certain other related equipment shall be relocated, and there shall be substituted for Exhibit D to the Sublease a revised Exhibit D (last revised April 22, 2002), in the form attached hereto as Exhibit D. Subtenant shall, as part of Subtenant's Work, construct (i) a demising wall surrounding the common generator room, (ii) at its sole cost and expense, a cage separating Subtenant's emergency generator from the remainder of the common generator room, and (iii) a common supply air plenum, all as shown on Exhibit D. Sublandlord shall reimburse Subtenant for two-thirds of the reasonable, actual, out-of-pocket cost of construction for the demising wall and common supply air plenum within thirty (30) days after receipt of a detailed invoice therefor. Subtenant shall use as the generator flue for Subtenant's emergency generator the flue as shown on such Exhibit D. Sublandlord and Subtenant agree to coordinate with each other in connection with the construction, maintenance, operation and use of the generator room and their respective equipment located therein.

E. There shall be substituted for Exhibit F to the Sublease (Rest Room Design) a revised Exhibit F (last revised April 12, 2002), in the form attached hereto as Exhibit F. Subtenant hereby acknowledges and agrees that when the Rest Room Facilities are constructed by Sublandlord pursuant to Section 5(d) of the Sublease and in accordance with Exhibit F hereto, such Rest Room Facilities are in compliance with the Sublease and Subtenant shall not assert either to Sublandlord, Overlandlord or any Governmental Authority that same are not in compliance with Laws.

F. There shall be substituted for Exhibit G to the Sublease (Equipment Location (Ground Floor)) a revised Exhibit G (last revised April 22,
      2002), in the form attached hereto as Exhibit G.

G.    INTENTIONALLY OMITTED.

H. Sublandlord and/or its subtenants shall have the right, at its sole cost and expense, to use the risers designated for their use as shown on Exhibit L, dated April 12, 2002, in and through the Subleased Premises to connect communications and data transmission services in other portions of the Premises, provided that (i) such risers shall be concealed behind or within partitioning or columns and there shall be no pull boxes or other means of access thereto in the Subleased Premises, (ii) such risers shall be installed at the location(s) within the Building as shown on Exhibit L hereto on or before (A) as to the 9th, 10th and 11th Floors of the Subleased Premises, July 1, 2002, and (B) as to the 15th Floor of the Subleased Premises, the date which is thirty (30) days after receipt of notice from Subtenant of the commencement of construction by Subtenant of improvements on the 15th Floor of the Subleased Premises, and (iii) Subtenant shall not be entitled to an abatement or reduction in the Sublease Fixed Rent on account thereof.

I. Subject to compliance by Subtenant with all Laws and with the terms and provisions of the Overlease and the Sublease, Subtenant shall have the right, at Subtenant's sole cost and expense, to use the risers designated for its use as shown on Exhibit L in and through the 12th and 14th Floors of the Premises (there being no 13th Floor in the Building) to connect Subtenant's communications and data transmission services in non-contiguous

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      floors of the Subleased Premises, provided that (i) such risers shall be concealed behind or within partitioning or columns and there shall be no pull boxes or other means of access thereto in the Premises other than the Subleased Premises, (ii) such risers shall be installed at the location(s) within the Building as shown on Exhibit L hereto on or before the date which is thirty (30) days after receipt of notice from Sublandlord or its subtenant of the commencement of construction by Sublandlord or its subtenant of improvements on the 12th and/or 14th Floors of the Premises, and (iii) Subtenant shall not be charged Rent for this right of access into and through the 12th and 14th Floor risers.

J. Supplementing the provisions of Section 2.1(g) of the Sublease, the reciprocal licenses of twenty-four hour (24) hour access to the other's area in the Mezzanine Space and Ground Floor Space and use of commercially reasonable efforts not to interfere with the other's equipment in the Mezzanine Space and Ground Floor Space in connection with access thereto shall include, without limitation, caging with entrance gates or doors by Subtenant of Subtenant's equipment in the Subleased Mezzanine Space and Subleased Ground Floor Space, and caging with entrance gates or doors by or on behalf of Sublandlord of its equipment and that of its other subtenants elsewhere in the Mezzanine Space and Ground Floor Space. Each party may require, as a condition to such access, that, except in case of emergency, each party be accompanied by a representative of the other party (or in the case of another subtenant of Sublandlord, by a representative of such subtenant) who shall be made available upon reasonable notice. Notwithstanding the foregoing, Sublandlord and/or its subtenants shall have the right to install ducts, cabling, conduits and wiring in the Subleased Mezzanine and Ground Floor Space for horizontal transportation of services and utilities to the Premises, provided Sublandlord and its subtenants shall use commercially reasonable efforts not to interfere with Subtenant's equipment in the Subleased Mezzanine Space and Subleased Ground Floor Space.

K. Notwithstanding the provisions of Section 5(c) of the Sublease, Subtenant acknowledges that Overlandlord shall not make the man-hoist available to Subtenant and that the man-hoist has been removed from the Building.

L. Upon not less than thirty (30) days prior written notice from Sublandlord, Sublandlord shall, in Sublandlord's sole discretion, have the right to recapture for its own or its subtenant's use one (1) of the telecommunications conduits utilized by Subtenant in each of the conduit banks entering the Building from the North and the West, so that Subtenant shall only have the right to utilize three (3) such conduits in each such conduit bank, including the conduit bank referred to in Section 2.5(b) of the Sublease, as shown on Exhibits D and G. In the event Sublandlord exercises such right, Subtenant shall, at Subtenant's sole cost and expense, promptly remove all installations and wiring located therein. Upon such removal, the pro rata reduction in the cost to Subtenant to install the West bank conduits shall apply thereto, so that Sublandlord shall reimburse Subtenant for 1/12th of the reasonable, actual, out-of-pocket cost thereof within thirty (30) days after receipt of a detailed invoice therefor. In no event shall Subtenant be entitled to reimbursement of such costs for the North bank conduit.

M. The path of travel for all of Subtenant's electrical and telecommunications conduits


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      located within the Mezzanine Space shall be constructed in locations to be mutually determined by Subtenant and Sublandlord in their commercially reasonable judgment. The general parameters of the locations thereof are shown on Exhibit D hereto. Upon final determination of the location thereof, such location shall be set forth on a revised exhibit to be prepared by Subtenant, and, upon review and approval by Sublandlord and, if required by the Overlease, by Overlandlord, in accordance with the Sublease, such exhibit shall be added to Exhibit D.

N. Notwithstanding anything contained in Section 2.1(g) of the Sublease to the contrary, Subtenant shall not have, and hereby waives and relinquishes, the right to install a make-up water tank in the Subleased Mezzanine Space as referred to in Section 2.1(g) of the Sublease. That portion of the Subleased Mezzanine Space designated in the Sublease for Subtenant's make-up water tank has been exchanged for a comparable amount of space in the Mezzanine Space, as shown on Exhibit B attached hereto consisting of 360 rentable square feet (the "Substitute Space"), which Substitute Space shall be used in the manner otherwise permitted by the Overlease as incorporated into the Sublease.

O. (i) Upon Subtenant's making the Alterations constituting a separate stand-by power system as contemplated by Section 5(f) of the Sublease (which Alteration shall constitute the respective property of Sublandlord and Overlandlord as provided in the Sublease and Overlease, respectively), the automatic transfer switch ("ATS") serving Distribution Panel 18B and its connections to the Building's electrical feeder to be so used to back-up the Building's cooling towers, condenser water pumps, heat exchangers, condenser water supply system, air handling units and heaters, all as shown on Subtenant's plans approved by Sublandlord in accordance with Section 5(f) of the Sublease (the "18B-ATS"), shall constitute a secondary portion of the back-up system, and therefore, Subtenant agrees may be used by Overlandlord and Sublandlord (and their other respective tenants and subtenants) as provided in this paragraph O, as part of any separate stand-by power system utilizing the Building's cooling towers which they may, respectively, elect to install in the Building. Notwithstanding such present grant of rights in and to the 18B-ATS, Subtenant shall have the exclusive right to use the 18B-ATS until such time as Overlandlord or Sublandlord shall provide written notice (the "ATS Notice") to Subtenant that Overlandlord or Sublandlord (or their other respective tenants and/or subtenants) require the use thereof for purposes of a separate stand-by power system. In the event Overlandlord or Sublandlord delivers the ATS Notice to Subtenant, Sublandlord shall pay to Subtenant a sum equal to the then unamortized reasonable out-of-pocket cost incurred by Subtenant for the 18B-ATS (exclusive of any other portion of Subtenant's stand-by power system), such amortization to be the period used for such purpose on Subtenant's books maintained in accordance with generally accepted accounting principles. In the event of a dispute as to the amount to be so paid by Sublandlord, such dispute shall be subject to arbitration, but shall not affect the right to use the 18B-ATS in accordance with the ATS Notice.

            (ii) In the event Overlandlord or Sublandlord delivers the ATS Notice, the management system for the Building (the "BMS") shall be reprogrammed by Overlandlord or Sublandlord to equitably divide the emergency electrical power demand

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      to the Building cooling system (including the condenser water system and air handling system) based upon the respective connected cooling loads of the parties having a stand-by power system utilizing the Building's cooling towers, and Subtenant shall cooperate with such reprogramming. The BMS shall also be so reprogrammed to determine which base building equipment shall be turned on when such parties' generators are operational and so as to cause each party's generator to operate the base building HVAC equipment so that power consumption from the generators is proportional to each party's allocated cooling capacity. Overlandlord or Sublandlord shall, in its commercially reasonable judgment, determine the power load to be allocated to each party in connection with the operation of their generators for emergency power based upon such parties' respective connected cooling load.

            (iii) Subtenant and, in the event Overlandlord or Sublandlord delivers the ATS Notice, Overlandlord or Sublandlord (or their other respective tenants or its subtenants, as applicable) shall be responsible for maintaining, repairing and replacing, in a commercially reasonable manner, its respective ATS and the connections thereto. Subtenant agrees that neither Overlandlord nor Sublandlord (or their other respective tenants or subtenants) shall have any obligation to install any such stand-by power system to service portions of the Premises or to operate such system if installed by Overlandlord or Sublandlord (or their other respective tenants or subtenants), nor shall Overlandlord or Sublandlord (or their other respective tenants or subtenants) have any liability to Subtenant should Overlandlord or Sublandlord (or their other respective tenants or subtenants) not install, repair, operate or activate such system, or if activated by either Overlandlord or Sublandlord (or their other respective tenants or subtenants) or Subtenant (or another party) should either or both fail to operate. Without limiting the provisions of the previous sentence, in the event of a failure of either ATS, the party with the operational ATS shall use reasonable efforts to provide emergency power to the Building's cooling system for the benefit of the other party(ies) having a stand-by power system utilizing the Building's cooling towers in an amount not to exceed the cooling capacity of one cooling tower, provided, however, neither Overlandlord nor Sublandlord (or their other respective tenants or subtenants) shall have any liability for failure of any such party to comply with the provisions of this sentence. In the event the cooling demand of such party exceeds such limit, the BMS shall be programmed to automatically decrease the cooling load available to the party with the non-functioning ATS. Overlandlord or Sublandlord shall equitably allocate the cost of operating the stand-by power system in accordance with each party's allocated cooling capacity. Subtenant hereby agrees to pay such allocated cost as Sublease Additional Charges within twenty (20) days after Subtenant's receipt of a bill therefor, accompanied by reasonably detailed back-up information.

            (iv) Overlandlord shall have the rights provided in this paragraph O but shall not have any obligations hereunder unless expressly assumed by Overlandlord in writing.

P. Subtenant acknowledges that the security plan for the lobby of the Building has not been formalized as yet by Overlandlord, so that the card access procedures to restrict access to the lobby of the Building may or may not include turnstiles, and the security desk (or

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      desks) may be provided by either or both of Sublandlord and Overlandlord.

Q. Except as otherwise expressly set forth herein, the Sublease is hereby ratified and confirmed and the terms, covenants, conditions and agreements therein contained remain in full force and effect.

R. It is understood that any Alterations which shall be made by Subtenant pursuant to this Amendment, shall be subject to compliance by Subtenant with all Laws and with the terms and provisions of the Overlease and the Sublease (including, without limitation, the delivery to Overlandlord and Sublandlord for their approval of plans and specifications), and, except as may be otherwise expressly provided herein, shall be at Subtenant's sole cost and expense.

S. This Amendment is subject to and conditioned upon the consent thereto by Overlandlord, which consent shall be evidenced by Overlandlord's signature appended hereto or by a separate consent in substantially the form utilized by Overlandlord in connection with its consent to the Sublease.



              [THE REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK]


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      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

ATTEST:                                CHARLES SCHWAB & CO., INC.
                                       Sublandlord

                                    By:    /s/ Matthew D. Pearson
--------------------------              --------------------------
                                           Matthew D. Pearson
                                           Senior Vice President
                                           Corporate Real Estate & Facilities


ATTEST:                                     INSTINET GROUP INCORPORATED
                                            Subtenant

                                    By:    /s/ Frank Wallace
------------------------                --------------------------
                                            Frank Wallace
                                            Senior Vice President
                                            Corporate Services



APPROVED IN ACCORDANCE WITH AND SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN CONSENT TO SUBLEASE, DATED JANUARY 16, 2002, ISSUED BY OVERLANDLORD IN CONNECTION WITH THE SUBLEASE.

PLAZA X LEASING ASSOCIATES L.L.C.
By: Plaza X Realty L.L.C., sole member
  By: American Financial Exchange L.L.C., sole member
         By: M-C Harsimus Partners L.L.C., member
                  By: Mack-Cali Realty, L.P., sole member
                           By: Mack-Cali Realty Corporation, general partner

                                    By:     /s/ Mitchell E. Hersh
                                        ----------------------------------------
                                            Name: Mitchell E. Hersh
                                            Title: Chief Executive Officer



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                                            Exhibit B



                                       8
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                                   Exhibit B-1

                                   EXHIBIT B-1

                   RENTABLE SQUARE FEET OF SUBLEASED PREMISES
                                  AND PREMISES

15th Floor                                                            35,219 RSF
11th Floor                                                            34,099 RSF
10th Floor                                                            34,781 RSF
9th Floor                                                             34,781 RSF
Subleased Mezzanine Space                                              5,436 RSF
Subleased Ground Floor Space                                             347 RSF
Subleased Premises (total)                                           144,663 RSF
Premises                                                             594,030 RSF




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                                    Exhibit C

                                    EXHIBIT C

                  [SUBLEASED MEZZANINE SPACE FIXED RENT RATES]


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                                    Exhibit D



                                       12
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                                    Exhibit F


                                       13
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                                    Exhibit G



                                       14
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                                    Exhibit L


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